UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported) January 24, 2005

                                  BNCCORP, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                     0-26290                     45-0402816
(State of incorporation)    (Commission File Number)          (IRS Employer
                                                             Identification No.)

       322 East Main, Bismarck, North Dakota                       58501
     (Address of principal executive offices)                   (Zip Code)


                                 (701) 250-3040
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition

On January 24, 2005, BNCCORP, Inc. issued a press release announcing its earnings for the quarter ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.01. Regulation FD Disclosure

The disclosures included in Item 2.02 of this Form 8-K are incorporated by reference into this Item 7.01.


Item 9.01. Financial Statements and Exhibits

(c) Exhibit.

     99.1 Press release of BNCCORP, Inc., dated January 24, 2005.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BNCCORP, INC.



                                    By:   /s/ Gregory K. Cleveland
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                                          Gregory K. Cleveland
                                               President
Date: January 27, 2005